Exhibit (q)(2)
Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ John P. Amboian
John P. Amboian

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ Robert P. Bremner
Robert P. Bremner

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ Jack B. Evans
Jack B. Evans

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ William C. Hunter
William C. Hunter

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ David J. Kundert
David J. Kundert

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ William J. Schneider
William J. Schneider

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 1st day of January, 2011.

/s/ Judith M. Stockdale
Judith M. Stockdale

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 1st day of January, 2011.

/s/ Carole E. Stone
Carole E. Stone

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 1st day of January, 2011.

/s/ Virginia L. Stringer
Virginia L. Stringer

STATE OF MINNESOTA	)
)SS
COUNTY OF Ramsey	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

Michael Alvin Ervas	/s/ Michael Alvin Ervas
Notary Public- Minnesota	Notary Public
My Commission Expires: Jan. 31, 2015

Nuveen Open-End Trusts
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints MICHAEL W. KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 1st day of January, 2011.

/s/ Terence J. Toth
Terence J. Toth

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)
On this 1st day of January, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 11/16/2013

APPENDIX A
NUVEEN OPEN-END TRUSTS
Nuveen Multistate Trust I
Nuveen Multistate Trust II
Nuveen Multistate Trust III
Nuveen Multistate Trust IV
Nuveen Municipal Trust
Nuveen Investment Trust
Nuveen Investment Trust II
Nuveen Investment Trust III
Nuveen Investment Trust V
Nuveen Managed Accounts Portfolios Trust
First American Strategy Funds, Inc., effective April 1, 2011, Nuveen Strategy Funds, Inc.
First American Investment Funds, Inc., effective April 1, 2011, Nuveen Investment Funds, Inc.